Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Procaps Group, S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Bernal , Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(i)the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel Bernal
Name:	Daniel Bernal
Title:	Interim Chief Financial Officer
Date:	September 2, 2025